UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   MAY 9, 2000
                Date of Report (Date of earliest event reported)



                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          00028230                59-3283783
 (State or other jurisdiction of        (Commission  File         (I.R.S. Employer
 incorporation or organization)              Number)            Identification Number)
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                              8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
           (Address of principal executive office, including zip code)

                                 (407) 363-7827
              (Registrant's telephone number, including area code)

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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         In connection with the reorganization of Planet Hollywood International
Inc. (the "Company") described under Item 3 below (the "Reorganization"), the
Company experienced on the Effective Date of the Reorganization a change in its equity ownership that constituted a change of control. A group of investors, organized by the Company's Chairman and CEO, invested $30 million cash into the Company for the right to direct ownership of approximately seven million shares of new common stock (70% of the voting securities of the Company). The balance of the outstanding shares of common stock (three million shares), together with $47.5 million in cash and $60 million in new secured PIK Notes were distributed to the Company's former bondholders in exchange for the cancellation of approximately $282 million in debt. All previously existing common stock of the Company was canceled in exchange for 200,000 warrants to purchase new common stock in the reorganized Company. Each warrant is exercisable for the purchase of one share of new Class A Common Stock at an exercise price of $65.50 per share and will expire on the third anniversary of the Effective Date of the Plan. The Company's Annual Report on Form 10-K filed on April 11, 2000 includes a description of the new investors, their basis of control and certain other information. See also, Item 3 for a discussion of the relevant cancellations and issuances of equity interests of the Company in the Reorganization.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         As previously reported, on October 12, 1999, the Company and twenty-five of its operating subsidiaries (the "Debtors") filed voluntary petitions commencing cases under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware. The cases were jointly administered under the case name IN RE: PLANET HOLLYWOOD
INTERNATIONAL, INC., et. al., Case No. 99-3612, with the Honorable Joseph J.
Farnan, Jr., United States District Judge, presiding over the cases. The Debtors continued to operate their businesses as debtors-in-possession during such cases.

         Also as previously reported, on November 8, 1999, the Debtors filed a Joint Plan of Reorganization and a proposed Disclosure Statement with the Bankruptcy Court which were supported by the Official Committee of Unsecured
Creditors for the Debtors. Such documents were attached as Exhibit 99.1 and
Exhibit 99.2, respectively, to the Company's Current Report on Form 8-K filed on
November 15, 1999. Following a hearing held on December 9, 1999, the Bankruptcy
Court approved the Disclosure Statement as amended and scheduled a hearing on confirmation of the reorganization plan, as amended, for January 20, 2000.

         Also as previously reported, on December 13, 1999, the Debtors filed their First Amended Joint Plan of Reorganization (the "Plan") and First Amended
Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. A hearing on the confirmation of the Plan was held on January 20, 2000 and the Plan, as modified by the Confirmation Order, was confirmed by the Bankruptcy
Court pursuant to an Order dated January 21, 2000 (the "Confirmation Order").
Copies of the Plan, the Disclosure Statement and the Confirmation Order were attached as Exhibits 2.1, 99.1 and 99.2, respectively, to the Company's Current


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Report on Form 8-K filed on February 4, 2000. Such Current Report included a summary of the material terms of the Plan and a discussion of the relevant cancellations and issuances of equity interests of the Company in the Reorganization. The Company's Annual Report on Form 10-K filed on April 11,
2000, also includes a discussion of the effects and consequences of the Reorganization, including pro forma financial statements.

         The Effective Date of the Plan was May 9, 2000. On that date the
Company announced that it had successfully emerged from Chapter 11 reorganization. A copy of the Company's press release relating to the occurrence of the Effective Date and the consequences thereof is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The Effective Date of the Plan was delayed, in part, due to modifications to the Company's exit financing necessitated by the sooner than previously anticipated sale of the Company's Time Square retail unit. Such property was recently sold by the Company for approximately $30 million, thus eliminating the need for a previously anticipated $22 million bridge loan. In addition, the Company obtained a $10 million standby term loan from Bay Harbour
Management, LC as a backstop to its $15 million working capital facility. The term loan is evidenced by a Note Purchase Agreement between the Company, certain other parties and Wilmington Trust Company, as agent, and matures two years after the Effective Date of the Plan, subject to certain optional extensions. At its option, until the maturity date of the term loan, the lender shall have the right to convert any outstanding amount of the loan into shares of Class A
Common Stock, dollar for dollar, at $4.2857 per share. In addition, the lender was granted, as part of its commitment fee, warrants to purchase 200,000 shares of new Class A Common Stock at an exercise price of $4.2857 per share which will expire on January 8, 2003.

         See Item 7 for a listing of certain of the agreements described herein and other material agreements which became operative on the Effective Date, and which are attached hereto as exhibits and incorporated herein by reference.

         Certain statements made herein and in the exhibits attached hereto, including statements that are not a statement of historical fact, constitute
"forward-looking" statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding future liquidity, cash needs and alternatives to address capital needs, and are indicated by words or phrases such as "anticipate," "estimate," "plans," "projects," "continuing," "ongoing,"
"expects," "management believes," "the Company believes," "the Company intends,"
"we believe," "we intend," and similar words or phrases. The Company assumes no responsibility to update forward-looking information contained herein or in the exhibits attached hereto. Further information regarding factors that might cause future results to differ from those projected in the forward-looking statements is described from time to time in the Company's reports filed with the Securities and Exchange Commission.

ITEM 7.   EXHIBITS.

         2.1*     Debtors' First Amended Joint Plan of Reorganization dated
                  December 13, 1999

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         2.2*     First Amended Disclosure Statement Pursuant to Section 1125 of
                  the Bankruptcy Code For the First Amended Joint Plan of
                  Reorganization dated December 13, 1999 of Planet Hollywood
                  International, Inc. and Certain of its Subsidiaries

         2.3*     Order confirming the Company's First Amended Joint Plan of
                  Reorganization dated January 21, 2000

         2.4**    Motion for Entry of Order and Order Approving Documentation
                  Implementing Consummation of the Debtors' Plan of
                  Reorganization

         2.5** Motion for Entry of Order and Order Approving (A) Modification of Prior Order (B) $10 Million Standby Term Loan Agreement and
                  (C) Granting Debtors Authority to Pay Fees Required in
                  Connection with the Standby Loan

         3.1**    Amended and Restated Certificate of Incorporation of Planet
                  Hollywood International, Inc.

         3.2**    Fourth Amended and Restated Bylaws of Planet Hollywood
                  International, Inc.

         4.1      Indenture dated as of May 8, 2000 between Planet Hollywood
                  International, Inc., as issuer and United States Trust Company of New York, as trustee

         4.2      Warrant Certificate dated May 9, 2000 issued to Bay Harbour
                  Management LC, relating to the ownership of 200,000 warrants

         4.3 Form of First Amended and Restated Subscription Agreement relating to aggregate $30 million investment in the Company by certain new money investors

         9.1**    Voting Agreement Among Stockholders (New Money Investors)

         9.2**    Voting Agreement Among Stockholders (Creditor Directors)

         10.1**   Note Purchase Agreement among Planet Hollywood International,
                  Inc., certain other parties and Wilmington Trust Company, as agent, dated as of May 8, 2000

         10.2     Revolving Credit Agreement dated as of May 8, 2000, among
                  Planet Hollywood International, Inc., certain other parties and The CIT Group/Business Credit, Inc., as agent

         10.3     Employment Agreement between Planet Hollywood International,
                  Inc. and Robert I. Earl dated as of January 1, 2000

         10.4     Consulting Agreement between Planet Hollywood International,
                  Inc. and OCS Consultants, Inc. dated as of January 1, 2000

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         10.5     Registration Rights Agreement between Planet Hollywood
                  International, Inc. and certain other parties referred to as
                  "New Money Holders" and "Note Holders" dated as of May 8, 2000

         10.6     Planet Hollywood International, Inc. 2000 Stock Award and
                  Incentive Plan

         10.7     Planet Hollywood International, Inc. 2000 Celebrity Stock
                  Award and Incentive Plan

         99.1     Press Release of Planet Hollywood International, Inc., dated
                  May 9, 2000


* Incorporated by reference to exhibits 2.1, 99.1 or 99.2 (as applicable) in the Registrant's Current Report on Form 8-K dated January 21, 2000, previously filed by the Registrant on February 4, 2000

** Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registrant's Amendment No. 2 to Form 8-A for Registration of Certain Classes of Securities Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, previously filed by the Registrant on May 15, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 17, 2000                      PLANET HOLLYWOOD INTERNATIONAL, INC.


                                               /s/ Thomas Avallone
                                           -------------------------------------
                                           Name:  Thomas Avallone
                                           Title: Executive Vice President and
                                                  Chief Financial Officer





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                                 Exhibit Index

       Exhibit
       Number                       Description
       ------                       -----------

         4.1      Indenture dated as of May 8, 2000 between Planet Hollywood
                  International, Inc., as issuer and United States Trust Company of New York, as trustee

         4.2      Warrant Certificate dated May 9, 2000 issued to Bay Harbour
                  Management LC, relating to the ownership of 200,000 warrants

         4.3 Form of First Amended and Restated Subscription Agreement relating to aggregate $30 million investment in the Company by certain new money investors

         10.2     Revolving Credit Agreement dated as of May 8, 2000, among
                  Planet Hollywood International, Inc., certain other parties and The CIT Group/Business Credit, Inc., as agent

         10.3     Employment Agreement between Planet Hollywood International,
                  Inc. and Robert I. Earl dated as of January 1, 2000

         10.4     Consulting Agreement between Planet Hollywood International,
                  Inc. and OCS Consultants, Inc. dated as of January 1, 2000

         10.5     Registration Rights Agreement between Planet Hollywood
                  International, Inc. and certain other parties referred to as "New Money Holders" and "Note Holders" dated as of May 8, 2000

         10.6     Planet Hollywood International, Inc. 2000 Stock Award and
                  Incentive Plan

         10.7     Planet Hollywood International, Inc. 2000 Celebrity Stock
                  Award and Incentive Plan

         99.1     Press Release of Planet Hollywood International, Inc., dated
                  May 9, 2000